Other operating income and expenses	12 Months Ended
Dec. 31, 2023
Other operating income and expenses
Other operating income and expenses

24.Other operating income and expenses

The Company had other operating income of €0.5 million for the year ended December 31, 2023 compared to €283,000 for the year ended December 31, 2022. The impact of the recoverable cash advances is further detailed in note 17.1.

	For the year ended December 31
(in EUR 000)	2023	2022	2021
Recoverable cash advances
Initial measurement and re-measurement	324	247	385
R&D incentives	1,376	86	645
Capitalization of R&D incentive	(1,005)	(123)	(615)
Other income/(expenses)	(151)	73	(150)
Total Other Operating Income	544	283	265

The other operating income contains the R&D Incentive in Australia and as from 2023 the tax incentive in Belgium as well. The incentives to be received relate to development expenses incurred by the subsidiary in Australia and Belgium. Refer to note 10 for more information on the tax incentive in Belgium. For the year ended December 31, 2023, €1.0 million has been deducted from the expenses capitalized and for the year ended December 31, 2022, €123,000 has been deducted from the expenses capitalized in relation to this R&D Incentive. The R&D incentive (Australia) for the year ended December 31, 2022 includes a correction for 2021 due to change in estimation taken into account.